                                                                   EXHIBIT 10.24


        SPLIT DOLLAR INSURANCE AGREEMENT dated March 25, 1991, by and between MICHAEL A. SAMSON and ANDREW SAMSON, Trustees under Indenture of Trust of MARVIN SAMSON, dated October 3, 1989, ("Owner") and MARSAM PHARMACEUTICALS INC., a Delaware corporation ("Company").

        The parties hereto in consideration of the agreements and covenants hereinafter set forth and intending to be legally bound, agree as follows:

        1. This agreement relates to a policy of insurance on the lives of Marvin Samson and Elaine Samson (together the "Insureds") issued by Phoenix Mutual Life Insurance Company ("the Insurer"), Policy No. 2487749 ("Policy"). Subject to the conditions hereinafter set forth, Owner shall be the sole owner of the Policy.

        2. The Company has heretofore and so long as Marvin Samson remains an employee or director of the Company shall continue to pay the portion of the annual premium on the Policy equal to the Company's "Cash Investment" in the Policy, which shall be equal to: (i) the annual net premium, minus (ii) the
                                                             -----
value of the death benefit to which Owner is then entitled, determined by using the lesser of (a) the applicable one-year term premium cost computed under Revenue Ruling 55-747, 1955-2 C.B. 228 (or any superseding ruling thereto) or
---------------------
(b) the applicable premium rates charged by the Insurer for initial issue one-year term insurance.

The Company shall also pay to or on behalf of the Insureds a bonus equal to the remaining portion of the annual premium otherwise payable by Owner.

        3. In consideration of the payments made pursuant to paragraph 2 hereof, the Company shall receive from the proceeds of the Policy, upon the death of the second of the Insureds to die (or upon the surrender of the Policy during the lifetime of one of the Insureds) an amount equal to the Company's "Cash Investment" in the Policy as calculated under paragraph 2 hereof. The balance of the proceeds, if any, shall be paid as provided in the Policy, subject to the Collateral Assignment Agreement referred to below.

        4. To secure the Cash Investment, Owner shall assign to the Company a security interest in the Policy equal in amount to the Cash Investment and such security shall be limited to the Company's right to receive such amount out of the proceeds of the Policy.

        5. The assignment to the Company provided for in this agreement shall be effectuated by the execucion of a Collateral Assignment Agreement substantially in the form attached hereto as Exhibit "A".

        6. Owner shall notify the Insurer of the Collateral Assignment Agreement and shall take no action that would impair the security interest of the Company under the Collateral Assignment Agreement. Owner shall have the right to terminate this agreement and the Collateral Assignment Agreement at any time upon payment to the Company of the Company's Cash Investment in the Policy.

        7. Each and every right, interest or incident or ownership associated with the Policy which is not expressly assigned to the Company by the Collateral Assignment Agreement shall be retained by Owner, including, but not limited to, the right to designate and change the beneficiaries of the Policy, the right to transfer the Policy subject to the rights assigned to the Company, the right to surrender the Policy subject to the rights assigned to the Company, and the right to exercise any option provided in the Policy.

        8. Subject to taking notice of the Collateral Assignment Agreement when it is filed at its home office, the Insurer shall have no obligation except as set forth in the Policy. The Insurer shall not be bound to inquire into or take notice of any of the covenants herein contained. Upon the death of the second of the Insureds to die (or upon surrender of the Policy prior to such death), the Insurer shall be discharged from its obligations upon payment of the proceeds in accordance with the provisions of the Policy and the Collateral Assignment Agreement and without regard to this agreement or any amendment hereof.

        9. For purpose of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the Company is the "Named Fiduciary" and "Administrator" within the meaning of sections 402(a) and 3(16)(A) of ERISA, respectively, and the fiduciary for deciding claims. All claims shall be resolved under procedures which comply with regulations promulgated under section 503 of ERISA.

        10. Amendments may be made to this agreement by a writing signed by each of the parties and attached hereto.

        11. All matters respecting the vailidty, effect and interpretation of this agreement shall be determined in accordance with the laws of the State of New Jersey.

        12. This agreement shall be binding upon the parties hereto and their successors and assigns.

         IN WITNESS WHEREOF, this agreement has been executed as of the date first above written.



MARSAM PHARMACEUTICALS INC.             INDENTURE OF TRUST OF MARVIN
                                        SAMSON DATED OCTOBER 3, 1989
By: /s/
   -------------------------

Attest: /s/                             By /s/Michael A. Samson (SEAL)
       ---------------------               --------------------
                                           Michael A. Samson
(Corporate Seal)

                                        By /s/A. Samson (SEAL)
                                           -----------------
                                           Andrew Samson

                                        Trustees

                                   EXHIBIT A


        COLLATERAL ASSIGNMENT AGREEMENT dated ___________________, by and between MICHAEL A. SAMSON and ANDREW SAMSON, Trustees under Indenture of Trust of MARVIN SAMSON, dated October 3, 1989 ("Owner") and MARSAM PHARMACEUTICALS INC., a Delaware corporation (the "Company").

        This Agreement relates to Phoenix Mutual Life Insurance Company Policy No. 2487749 ("Policy") on the lives of Marvin Samson and Elaine Samson (together the "Insureds").

        The parties have entered into a Split Dollar Insurance Agreement contemporaneously with this Agreement ("Insurance Agreement").

        Pursuant to the Insurance Agreement, Owner has agreed to assign to the Company a security interest in the Policy in order to provide for the payment to the Company of the Cash Investment as defined in the Insurance Agreement.

        The parties hereto, in consideration of the foregoing and the agreements and covenants hereinafter set forth and intending to be legally bound hereby, agree as follows:

        1. Owner hereby assigns to the Company a security interest in the Policy in order to secure to the Company the payment of the Cash Investment in the Policy, consisting of the following rights:

            (a) Upon the death of the second of the Insureds to die, the Company shall have the right to receive so much of the proceeds payable under the Policy as is equal to the Cash Investment, determined as of the date of death. The Company may collect such portion of the proceeds directly from the Insurer.

            (b) In the event the Policy is surrendered by Owner prior to the death of both Insureds, the Company shall have the right to receive so much of the proceeds received as is equal to the Cash Investment, determined as of the date of surrender. The Company may collect such portion of the proceeds on surrender of the Policy directly from the Insurer.

        2. The Insurer is authorized to rely solely on the written statement of the Company and the Owner for the exercise of any rights under the Policy assigned herein and as to the amount of the Cash Investment as of any date. The Insurer is hereby authorized to recognize such statement without investigation or the giving of any notice. The written acknowledgement of receipt by the Company for any sums paid to it by the Insurer pursuant to the written statement of the Cash Investment in the Policy referred to in the first sentence of this paragraph shall be a full discharge and release of the Insurer with respect to the Policy. Payment of the Cash Investment shall be made to the exclusive order of the Company.

        3. Each and every right, interest, or incident of ownership associated with the Policy which is not expressly assigned to the Company by this Collateral Assignment Agreement is retained by Owner, including, but not limited to , the right to designate and change the beneficiaries of the Policy, the right to transfer the Policy subject to the rights assigned to the Company, the right to surrender the Policy subject to the rights assigned to the Company, and the right to exercise any option provided in the Policy.

        4. Each of the undersigned declares that no proceedings in bankruptcy are pending against them and that their property is not subject to any assignment for the benefit of creditors.

        5. All matters respecting the validity, effect and interpretation of this Collateral Assignment Agreement shall be determined in accordance with the laws of the State of New Jersey.

        6. This Collateral Assignment Agreement shall be binding upon the parties hereto and their successors and assigns.

        IN WITNESS WHEREOF, the parities have hereunto set their hands and seals as of the date first above written.

MARSAM PHARMACEUTICALS IN.              INDENTURE OF TRUST OF MARVIN
                                        SAMSON DATED OCTOBER 3, 1989
By:
   ----------------------------
                                        By /s/Michael A. Samson (SEAL)
                                           --------------------
Attest:                                    Michael A. Samson
       ------------------------

(Corporate Seal)
                                        By /s/Andrew Samson (SEAL)
                                           ----------------
                                           Andrew Samson

                                        Trustees

                                Exhibit 10 (P)

        SPLIT DOLLAR INSURANCE AGREEMENT dated March 25, 1991, by and between MICHAEL A. SAMSON and ANDREW SAMSON, Trustees under Indenture of Trust of MARVIN SAMSON, dated October 3, 1989, ("Owner") and MARSAM PHARMACEUTICALS INC., a Delaware corporation ("Company").

        The parties hereto in consideration of the agreements and covenants hereinafter set forth and intending to be legally bound, agree as follows:

        1. This agreement relates to a policy of insurance on the lives of Marvin Samson and Elaine Samson (together the "Insureds") issued by Phoenix Mutual Life Insurance Company ("the Insurer"), Policy No. 248749 ("Policy"). Subject to the conditions hereinafter set forth, Owner shall be the sole owner of the Policy.

        2. The Company has heretofore and so long as Marvin Samson remains an employee or director of the Company shall continue to pay the portion of the annual premium on the Policy equal to the Company's "Cash Investment" in the Policy, which shall be equal to: (i) the annual net premium, minus (ii) the
                                                              -----
value of the death benefit to which Owner is then entitled, determined by using the lesser of (a) the applicable one-year term premium cost computed under Revenue Ruling 55-747, 1955-2 C.B. 228 (or any superseding ruling thereto) or
---------------------
(b) the applicable premium rates charged by the Insurer for initial issue one-year term insurance.

The Company shall also pay to or on behalf of the Insureds a bonus equal to the remaining portion of the annual premium otherwise payable by Owner.

        3. In consideration of the payments made pursuant to paragraph 2 hereof, the Company shall receive from the proceeds of the Policy, upon the death of the second of the Insureds to die (or upon the surrender of the Policy during the lifetime of one of the Insureds) an amount equal to the Company's "Cash Investment" in the Policy as calculated under paragraph 2 hereof. The balance of the proceeds, if any, shall be paid as provided in the Policy, subject to the Collateral Assignment Agreement referred to below.

        4. To secure the Cash Investment, Owner shall assign to the Company a security interest in the Policy equal in amount to the Cash Investment and such security shall be limited to the Company's right to receive such amount out of the proceeds of the Policy.

        5. The assignment to the Company provided for in this agreement shall be effectuated by the execution of a Collateral Assignment Agreement substantially in the form attached hereto as Exhibit "A".

        6. Owner shall notify the Insurer of the Collateral Assignment Agreement and shall take no action that would impair the security interest of the Company under the Collateral Assignment Agreement. Owner shall have the right to terminate this agreement and the Collateral Assignment Agreement at any time upon payment to the Company of the Company's Cash Investment in the Policy.

        7. Each and every right, interest or incident of ownership associated with the Policy which is not expressly assigned to the Company by the Collateral Assignment Agreement shall be retained by Owner, including, but not limited to, the right to designate and change the beneficiaries of the Policy, the right to transfer the Policy subject to the rights assigned to the Company, the right to surrender the Policy subject to the rights assigned to the Company, and the right to exercise any option provided in the Policy.

        8. Subject to taking notice of the Collateral Assignment Agreement when it is filed at its home office, the Insurer shall have no obligation except as set forth in the Policy. The Insurer shall not be bound to inquire into or take notice of any of the covenants herein contained. Upon the death of the second of the Insureds to die (or upon surrender of the Policy prior to such death), the Insurer shall be discharged from its obligations upon payment of the proceeds in accordance with the provisions of the Policy and the Collateral Assignment Agreement and without regard to this agreement or any amendment hereof.

        9. For purposes of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the Company is the "Named Fiduciary" and "Administrator" within the meaning of sections 402(a) and 3(16)(A) of ERISA, respectively, and the fiduciary for deciding claims. All claims shall be resolved under procedures which comply with regulations promulgated under section 503 of ERISA.

        10. Amendments may be made to this agreement by a writing signed by each of the parties and attached hereto.

        11. All matters respecting the validity, effect and interpretation of this agreement shall be determined in accordance with the laws of the State of New Jersey.

        12. This agreement shall be binding upon the parties hereto and their successors and assigns.


        IN WITNESS WHEREOF, this agreement has been executed as of the date first above written.


MARSAM PHARMACEUTICALS INC.             INDENTURE OF TRUST OF MARVIN
                                        SAMSON DATED OCTOBER 3, 1989
By: /s/
   ------------------------------

                                        By /s/Michael A. Samson  (SEAL)
Attest: /s/                                --------------------
       --------------------------          Michael A. Samson

 (Corporate Seal)

                                        By /s/Andrew Samson (SEAL)
                                           ----------------
                                            Andrew Samson

                                        Trustees